UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2024

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed-Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter):

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Reinsurance Group of America, Incorporated (the “Company”) held its Annual Meeting of Shareholders on May 22, 2024 (the “Annual Meeting”). The number of shares of common stock of the Company represented at the Annual Meeting, in person or by proxy, was 60,364,033 shares, or approximately 92% of the outstanding voting shares of the Company.

At the Annual Meeting, the Company’s shareholders were asked to vote on the election of twelve directors and the three other proposals described below, and the votes were cast as follows:

1. Election of the following directors for terms expiring in 2025 or until their respective successors are elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Pina Albo	57,986,909	301, 214	63,789	2,012,121
Michele Bang	58,237,936	56,119	57,857	2,012,121
Tony Cheng	58,275,708	13,134	63,070	2,012,121
John J. Gauthier	58,051,099	237,713	63,100	2,012,121
Patricia L. Guinn	58,029,400	260,057	62,455	2,012,121
Hazel M. McNeilage	57,912,502	376,408	63,002	2,012,121
George Nichols III	58,012,772	282,186	56,954	2,012,121
Stephen O’Hearn	58,222,577	65,592	63,743	2,012,121
Alison Rand	58,239,015	56,370	56,527	2,012,121
Shundrawn Thomas	57,734,079	554,298	63,535	2,012,121
Khanh T. Tran	58,242,115	45,990	63,807	2,012,121
Steven C. Van Wyk	58,277,774	10,890	63,248	2,012,121

2. Advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Withheld	Broker Non-Votes
57,838,175	448,946	64,791	2,012,121

3. To approve the adoption of an Employee Stock Purchase Plan:

For	Against	Withheld	Broker Non-Votes
58,289,517	26,111	36,284	2,012,121

4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2024:

For	Against	Withheld	Broker Non-Votes
57,829,589	2,482,286	52,158	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: May 22, 2024	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer